SUPPLEMENT DATED JUNE 28, 2013
TO THE PROSPECTUS DATED MAY 1, 2013
OF
TEMPLETON GROWTH SECURITIES FUND
(A series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I. The Fund Summary "Portfolio Managers" section on page TG-S4 is revised to read as follows:

Portfolio Managers

NORMAN BOERSMA, CFA *President, Chief Executive Officer and Director of Global Advisors and portfolio manager of the Fund since 2011.*

LISA F. MYERS, J.D., CFA *Executive Vice President of Global Advisors and portfolio manager of the Fund since 2010.*

JAMES HARPER, CFA *Senior Vice President of Global Advisors and portfolio manager of the Fund since 2010.*

II. For the Fund Details "Management" section disclosure concerning the portfolio management team beginning on page TG-D5 is revised to read as follows:

The Fund is managed by a team of dedicated professionals focused on investments in equity securities of companies anywhere in the world. The portfolio managers of the team are as follows:

NORMAN BOERSMA, CFA President of Global Advisors

Mr. Boersma has been lead portfolio manager of the Fund since 2011. He has primary responsibility for the investments of the Fund. He has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated investment management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. He joined Franklin Templeton Investments in 1991.

LISA F. MYERS, J.D., CFA Executive Vice President of Global Advisors

Ms. Myers has been a portfolio manager of the Fund since 2010 providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. She joined Franklin Templeton Investments in 1996.

JAMES HARPER, CFA Senior Vice President of Global Advisors

Mr. Harper has been a portfolio manager of the Fund since 2010, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 2007.

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